EXHIBIT 99.1

Sono Group N.V. Announces Nasdaq Uplisting Approval and New Ticker Symbol “SSM”

Strategic move enhances liquidity, expands investor reach, and reinforces Sono’s position in the global solar technology market

Munich, Sept. 05, 2025 (GLOBE NEWSWIRE) -- The solar technology company Sono Group N.V. (NASDAQ: SSM) (hereafter referred to as “Sono” or the “Company”, parent company to Sono Motors GmbH, hereafter referred to as “SonoSolar” or “Subsidiary”) today announced that it has received approval to uplist its ordinary shares from the OTCQB Venture Market to the Nasdaq Capital Market. The Company’s shares are expected to commence trading on Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “SSM” today Friday, September 5, 2025.

The uplisting to Nasdaq represents a significant milestone in Sono’s growth trajectory, underscoring its strengthened financial position by converting its debt to preferred equity, and unwavering commitment to increasing shareholder value. This transition is expected to enhance liquidity, attract a broader and more diverse investor base, and elevate the Company’s visibility within global capital markets.

“Listing on Nasdaq marks a transformative moment for Sono and our shareholders,” said George O’Leary, Managing Director and CEO of Sono Group. “We believe this move will accelerate our momentum by opening doors to institutional investors and providing new excitement for our existing shareholder base. It has taken a while, I appreciate the relentless dedication and hard work from our entire team, the continued support from our shareholders, and from Donohoe and Associates in helping us with our uplisting to Nasdaq. This is only the beginning to the next chapter and for new opportunities for “SSM”.

Sono met all Nasdaq Capital Market listing requirements, including financial, corporate governance, and regulatory criteria. The uplisting aligns with the Company’s long-term strategic vision of expanding its global footprint and advancing the company into the future of technology advancements.

Sono remains committed to delivering sustained value to its shareholders through innovation, operational excellence, and disciplined growth. Investors and stakeholders can look forward to further updates as the Company embarks on this exciting new chapter.

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ABOUT SONO GROUP N.V.

Sono Group N.V. (NASDAQ: SSM) and its wholly owned subsidiary Sono Motors GmbH, operating under the brand name SonoSolar, are on a pioneering mission to accelerate the revolution of mobility by making every commercial vehicle solar. Our disruptive solar technology has been developed to enable seamless integration into all types of commercial vehicles to reduce the impact of CO2 emissions and pave the way for climate-friendly mobility. For more information about Sono Group N.V., Sono Motors, and their solar solutions, visit sonogroupnv.com and sonomotors.com. Follow us on social media: LinkedIn, Facebook, BlueSky, Truth Social, and X.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. The words "expect", "anticipate", "intend", "plan", "estimate", "aim", "forecast", "project", "target", “will” and similar expressions (or their negative) identify certain of these forward-looking statements. These forward-looking statements, include, but are not limited to statements regarding the expected impact of uplisting to the Nasdaq Capital Market and the intentions, beliefs, or current expectations of the Company and its subsidiary Sono Motors GmbH (together, the “companies”). Forward-looking statements involve inherent known and unknown risks, uncertainties and contingencies because they relate to events and depend on circumstances that may or may not occur in the future and could cause the companies’ actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to, risks, uncertainties and assumptions with respect to: the Company’s ability to uplist to the Nasdaq Capital Market, including meeting the initial and continuous listing requirements; the Company’s ability to satisfy the conditions precedent set forth in its recent securities purchase agreement (“Securities Purchase Agreement”) and exchange agreement (“Exchange Agreement”) entered into with YA II PN, Ltd. (“Yorkville”); the timing of closing the transactions contemplated by the Securities Purchase Agreement and the Exchange Agreement; the impact of the transactions contemplated by the Exchange Agreement and Securities Purchase Agreement on the Company’s operating results; our ability to maintain relationships with creditors, suppliers, service providers, customers, employees and other third parties in light of the performance and credit risks associated with our constrained liquidity position and capital structure; our ability to comply with OTCQB continuing standards; our ability to achieve our stated goals; our strategies, plan, objectives and goals, including, among others, the successful implementation and management of the pivot of our business to exclusively retrofitting and integrating our solar technology onto third party vehicles; our ability to raise the additional funding required beyond the investment from Yorkville to further develop and commercialize our solar technology and business as well as to continue as a going concern. For additional information concerning some of the risks, uncertainties and assumptions that could affect our forward-looking statements, please refer to our filings with the U.S. Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024, which are accessible on the SEC’s website at www.sec.gov and on our website at ir.sonomotors.com. Many of these risks and uncertainties relate to factors that are beyond our ability to control or estimate precisely, such as the actions of courts, regulatory authorities and other factors. Readers should therefore not place undue reliance on these statements, particularly not in connection with any contract or investment decision. Except as required by law, the Company assumes no obligation to update any such forward-looking statements.

CONTACT SONO GROUP N.V.

Press: press@sonomotors.com | ir.sonomotors.com/news-events

Investors: ir@sonomotors.com | ir.sonomotors.com

LinkedIn: https://www.linkedin.com/company/sonogroupnv